                          REGISTRATION RIGHTS AGREEMENT

                                 by and between

                         REGENERON PHARMACEUTICALS, INC.
                               and MEDTRONIC, INC.

                            Dated as of June 27, 1996


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                               TABLE OF CONTENTS


1.  Introduction ........................................................    1
    1.1  Certain Definitions.............................................    1
    1.2  Sale or Transfer of Company's Common Stock......................    2
2.  Registration under Securities Act, etc...............................    2
    2.1  Incidental Registration.........................................    3
    2.2  Registration Procedures.........................................    3
    2.3  Allocation of Expenses..........................................    5
    2.4  Indemnification.................................................    5
    2.5  Information by Holder...........................................    8
    2.6  "Stand-off" Agreement...........................................    8
    2.7  Rule 144 Requirements...........................................    8
3.  Standstill Agreement.................................................    8
4.  Amendments and Waivers...............................................    10
5.  Notices .............................................................    10
6.  Successors and Assigns...............................................    11
7.  Transfer of Certain Rights...........................................    12
8.  Descriptive Headings.................................................    12
9.  Governing Law .......................................................    12
10. Counterparts ........................................................    12
11. Entire Agreement.....................................................    12
12. Submission to Jurisdiction...........................................    12
13. Severability ........................................................    13


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



                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of June 27, 1996, between Regeneron Pharmaceuticals, Inc., a New York corporation (the "Company"), and Medtronic, Inc., a Minnesota corporation (the "Purchaser").

     1. Introduction. The Company is a party to a Stock and Warrant Purchase

Agreement (the "Purchase Agreement"), dated June 27, 1996, with the Purchaser and pursuant to which the Company has agreed, among other things, to issue 460,500 shares of its common stock, par value $.001 per share (the "Common Stock"), and a warrant to purchase 107,400 shares of Common Stock (the "Warrants") for an initial exercise price of $21.72 per share to the Purchaser. This Agreement shall become effective upon the issuance of such securities to the Purchaser or to a designated Affiliate of Purchaser pursuant to the Purchase Agreement. Certain capitalized terms used in this Agreement are defined below; references to Sections shall be to Sections of this Agreement. Terms not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

     1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     "Affiliate" means any corporation, company, partnership, joint venture or other entity which controls, is controlled by, or is under common control with Purchaser. For purposes of this definition control shall mean the direct or indirect ownership of at least fifty (50%) percent or, if less than fifty (50%) percent, the maximum percentage as allowed by applicable law of (a) the shares of capital stock entitled to vote for the election of directors, or (b) ownership interest.

     "Collaborative Study Agreement" means that certain Collaborative Study Agreement, dated June 27, 1996 between the Company and Purchaser.

     "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successor forms, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).


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     "Registration Expenses" means the expenses described in subsection 2.3.

     "Registrable Shares" means (i) the Shares of Common Stock acquired by the Purchaser pursuant to the Purchase Agreement and (ii) any other shares of Common Stock of the Company issued in respect of such Shares (because of stock splits, stock dividends, reclassifications, recapitalization, or similar event); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale of such shares pursuant to a Registration Statement, Section 4(1) of the Securities Act, or Rule 144 under the Securities Act, or any sale in any manner to a person or entity which is not entitled to the rights provided by this Agreement.

     1.2 Sale or Transfer of Company's Common Stock; Legend.

          (a) The Registrable Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or
(ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

          (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for a transfer made in accordance with Rule 144 under the Securities Act.

          (c) Each certificate representing the Registrable Shares shall bear a legend substantially in the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

     The foregoing legend shall be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as such shares become eligible for resale pursuant to Rule 144(k) under the Securities Act or such shares become publicly tradable pursuant to an effective Registration Statement.

2. Registration under Securities Act, etc.


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

     2.1 Incidental Registration

          (a) Whenever the Company proposes to file a Registration Statement, at any time and from time to time, it will, prior to such filing, give written notice to the Purchaser of its intention to do so and, upon the written request of the Purchaser given within ten (10) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts in accordance with the terms of this Registration Rights Agreement and law to cause all Registrable Shares which the Company has been requested by the Purchaser to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Purchaser; provided that the Company shall have the right to postpone or withdraw any registration affected pursuant of this subsection 2.1 without obligation to the Purchaser.

          (b) In connection with any offering under this subsection 2.1 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Purchaser accepts the terms of the underwriting as agreed upon between the Company and the underwriters, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriters the registration of all, or part of, the Registrable Shares which the Purchaser has requested to be included would materially and adversely affect such public offering then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect.

          (c) The Company may refuse to register shares eligible for sale under Rule 144.

     2.2 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) prepare and file with the Commission, and use its reasonable best efforts to cause the effectiveness of, any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act;

          (b) furnish to the Purchaser such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Purchaser;

          (c) use its best efforts to promptly register or qualify such Registrable Securities under the securities laws of such states of the United States as Purchaser reasonably requests (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

          (d) use its best efforts to cause all the Registrable Securities to be listed on the Nasdaq National Market (or such other exchange or market upon which the Company's common stock is then traded or listed);

          (e) permit the Purchaser, in its sole and exclusive judgment, to participate in the preparation of such Registration Statement and to propose the insertion therein of information, furnished to the Company in writing, which in the reasonable judgment of the Purchaser and its counsel, and the Company and its counsel, should be included;

          (f) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending of preventing the use of any related prospectus or suspending the qualification of any common stock included in such Registration Statement for sale in any jurisdiction; use its reasonable best efforts promptly to obtain the withdrawal of such order; and

          (g) at the request of the Purchaser, furnish on the effective date of such Registration Statement, an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the

Purchaser, in which opinion such counsel shall stated that (i) such registration became effective under the Securities Act, and (ii) to such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

     If the Company has delivered preliminary or final prospectuses to the Purchaser and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Purchaser and, if requested, the Purchaser shall immediately


                                       4
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cease making offers of Registrable Shares and return all prospectuses to the
Company. The Company shall promptly provide the Purchaser with revised prospectuses and, following receipt of the revised prospectuses, the Purchaser shall be free to resume making offers of the Registrable Shares.

     In the event of an underwritten public offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Purchaser shall also enter into and perform its obligations under such agreement.

     2.3 Allocation of Expenses. The Company will pay, and indemnify and hold the Purchaser harmless for the payment of, all Registration Expenses of all registrations under this Agreement, except as set forth in this Agreement. The term Registration Expenses shall mean all expenses incurred by the Company in complying with this Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, and other fees; and disbursements of counsel for the Company, state Blue Sky fees and expenses (except that the Purchaser shall not cause or request the filing for Blue Sky approval in any state reasonably refused by the Company), and the expenses of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions.

     Each seller of the Registrable Shares shall pay all discounts, commissions, fees, and expenses of the underwriters, selling brokers, dealer managers and similar industry professionals relating to the distribution of its Registrable Shares and all other expenses (including without limitation fees of attorneys, accountants or others retained by such seller of Registrable Shares) not specifically otherwise described in this Section 2.3.

     2.4 Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Purchaser, and each of its officers and directors, and each other person, if any, who controls the Purchaser, within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Purchaser or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration


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

Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of or are based upon any violation by the Company of the Securities Act in connection with such registration; and the Company will reimburse the Purchaser, officer, director, and each such controlling person for any legal or any other expenses reasonably incurred by the Purchaser, officer, director, or controlling person in connection with the investigating or defending of any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of the Purchaser, officer, director, underwriter or controlling person specifically for use in the preparation thereof.

     In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Purchaser will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of the Purchaser, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of the Purchaser hereunder shall be limited to an amount equal to the proceeds of the Registrable Shares sold as contemplated herein; provided,


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

further, that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection 2.4 shall not apply to the extent that any loss, claim, damage or liability results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage or liability at or prior to the written confirmation of the sale of the Registrable Shares confirmed to such person if it is determined that it was the responsibility of the Company, any of its directors, officers or agents to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability.

     Each party entitled to indemnification under this subsection 2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this subsection 2.4. The Indemnified Party may participate in such defense at such party's expense provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

     If the indemnification provided for in this subsection 2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, hereby agrees to contribute to the amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the


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

other. Notwithstanding the foregoing, the amount the Purchaser shall be obliged to contribute pursuant to this paragraph of subsection 2.4 shall be limited to an amount equal to the public offering sale price of the shares sold by the Purchaser.

     2.5 Information by Holder. The Purchaser shall furnish to the Company such information regarding the Purchaser and the distribution proposed by the

Purchaser as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

     2.6 "Stand-off" Agreement. The Purchaser, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares for a specified period of time (not to exceed 120 days) following the effective date of the Registration Statement. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restrictions until the end of the stand-off period.

     2.7 Rule 144 Requirements. The Company agrees to use reasonable efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to the Purchaser upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Purchaser may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell all or any portion of the Registrable Shares without registration.

3. Standstill Agreement.

     3.1 Except as hereinafter set forth in subsection 3.2, the Purchaser agrees, for itself and its Affiliates, whether now or hereafter created or acquired, and any of the Purchaser's pension plans or employee benefit plan programs sponsored by the Purchaser for which the Purchaser controls its investment decisions, that it will not, until the later of (x) the termination of the Collaboration Agreement or (y)


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

five (5) years from the date of this Agreement, without the prior written consent of the Company;

               (i) directly or indirectly acquire or own beneficially and/or of record more than twenty (20) percent of the Then Outstanding Capital Stock of the Company (as hereinafter defined). For purposes of this Section 3, the "Then Outstanding Capital Stock" of the Company shall be deemed to be all of the then issued and outstanding shares of the Common Stock and all shares of Common Stock into which the then outstanding shares of preferred stock and any other convertible securities or any options or warrants issued by the Company are then convertible or exercisable, as well as all capital stock issued as a result of any stock split, stock dividend or reclassifications of Common Stock distributable, on a pro rata basis, to all holders of Common Stock or securities convertible into Capital Stock;

               (ii) directly or indirectly, solicit proxies or consents or become a participant in a solicitation (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to the recommendation of the majority of the Board of Directors of the Company with respect to any matter, or seek to advise or influence any person, with respect to the voting of any securities of the Company or any of its subsidiaries;

               (iii) propose or induce any other person to propose, directly or indirectly, (x) any merger or business combination involving the Company or any of its subsidiaries, (y) the purchase or sale of any assets of the Company or any of its subsidiaries or (z) the purchase of any of the voting securities of the Company, by tender offer or otherwise (except pursuant to the exercise of rights, warrants, options or similar securities distributed by the Company to holders of voting securities generally);

               (iv) deposit any voting securities in a voting trust or subject any voting securities to any arrangement or agreement with respect to the voting of voting securities; or

               (v) advise, assist or encourage any other person in connection with any of the foregoing.

     3.2 The Purchaser will be relieved of the restrictions set forth in subsection 3.1 of this Agreement only under the following circumstances and for the specific transactions as set forth herein below:

               (i) if a third party, not an Affiliate of the Purchaser, directly or indirectly makes a bona fide tender offer or other bona fide offer for more than twenty (20%) percent but not more than fifty (50%) percent of the Company's Then Outstanding Capital Stock, and said third


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

party has, in the reasonable opinion of the Purchaser, the financial resources, ability and intention to carry out such offer, the Purchaser shall not be prohibited from purchasing or conducting a tender offer for an amount of shares equal to the amount of shares sought to be acquired by the third party during the period of its tender offer;

               (ii) if a third party, not an Affiliate of the Purchaser, directly or indirectly makes a bona fide tender offer or other bona fide offer for more than fifty (50%) percent of the Company's Then Outstanding Capital Stock and said third party has, in the reasonable opinion of the Purchaser, the financial resources, ability and intention to carry out such offer, the Purchaser shall not be prohibited from purchasing or conducting a tender offer for all or less than all of the Then Outstanding Capital Stock it does not already own during the period of the third party's tender offer; or

               (iii) in the event the Company hereafter issues to a third party more than seven (7%) percent of its Then Outstanding Capital Stock pursuant to a negotiated written transaction without requiring such third party to enter into a standstill agreement with provisions substantially as restrictive as those set forth in this Section 3, then Purchaser shall be relieved from its obligations hereunder.

     3.3 The parties hereto acknowledge and agree that the Company would be irreparably damaged in the event that any of the provisions of this Section 3 are not performed in accordance with their specific terms or are otherwise breached and that monetary damages are not an adequate remedy for said breach. It is accordingly, agreed that the Company shall be entitled to injunctive relief to prevent breaches of this Section 3 by Purchaser and/or its Affiliates, and to specifically enforce this Section 3 and the terms and provisions thereof, in addition to any other remedy to which such aggrieved party may be entitled, at law or in equity, in any court of competent jurisdiction in the State of New York, and that for this purpose, Purchaser, for itself and its Affiliates, hereby consents to the jurisdiction of such courts. The Company may enter a stop transfer order with respect to the transfer of voting securities except in compliance with the termination of this Agreement.

     4. Amendments and Waivers. This Agreement may be amended, modified, supplemented or waived only with the written consent of the parties hereto.

     5. Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered in person or by courier, telegraphed,


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

telexed or by facsimile transmission (with receipt confirmed) or mailed by certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date of such receipt is acknowledged), as follows:

          If to the Company:

               Regeneron Pharmaceuticals, Inc.
               777 Old Saw Mill River Road
               Tarrytown, New York 10591-6707
                Attn: Corporate Secretary
                Telecopy No.: (914) 345-7721

          With a copy to:

                Skadden, Arps, Slate, Meagher & Flom
                919 Third Avenue
                New York, New York  10022
                Attn: Morris J. Kramer, Esq.
                Telecopy No.: (212) 735-2000

          If to Buyer:

                Medtronic, Inc.
                7000 Central Avenue NE

                Minneapolis, Minnesota 55432
                Attn: General Counsel
                Telecopy No.: (612) 572-5459

          and

                Attn:  Vice President, Corporate Development
                       and Associate General Counsel
                Telecopy No.:  (612) 572-5404

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

     6. Successors and Assigns. The provisions of this Agreement, including the rights and obligations hereunder, shall be binding upon, and inure to the benefit of, the respective successors and assigns of the Purchaser (the Transferees) and of the Company, provided that such Transferees shall be an Affiliate of the Purchaser, and such Transferees shall become the Purchaser for the all purposes of this Agreement. If such Transferee(s) is not an Affiliate of the Purchaser, the rights granted to Purchaser under section 2 of this Agreement shall not be transferable and will not inure to the benefit of such non-Affiliate Transferee.

     7. Transfer of Certain Rights.

          (a) The rights and obligations of the Purchaser under this Agreement may be transferred by the Purchaser to any Affiliate of the Purchaser, provided, however, that the rights and obligations of the Purchaser under section 2 of this Agreement may not be transferred to any third party other than any Affiliate of the Purchaser. The Company shall be given written notice by the Purchaser at the time of such transfer stating the name and address of the Transferee and identifying the securities with respect to which such rights are assigned.

          (b) Any Transferee to whom rights are transferred shall, as a condition to such transfer, deliver to the Company a written instrument pursuant to which the Transferee agrees to be bound by the obligations imposed upon the Purchaser hereunder to the same extent as if such Transferee were the Purchaser hereunder.

     8. Descriptive Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11. Entire Agreement; Amendments and Waivers. This Agreement, together with the Collateral Agreements, constitutes the entire agreement among the parties pertaining to the subject matter hereof and thereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     12. Submission to Jurisdiction. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and appellate courts from any thereof. Each party hereto hereby irrevocably consents to the service of process out of any of the aforementioned courts in any action or proceeding by the mailing of copies thereof to such party by registered or certified mail, postage prepaid, return receipt requested, to such party at its address specified in Section 5.

     13. Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


Dated:  June 27, 1996

                                    REGENERON PHARMACEUTICALS, INC.


                                    By
                                      -----------------------------

Dated:  June 27, 1996

                                    MEDTRONIC, INC.


                                    By /s/ Michael D. Ellwein

                                       ----------------------------



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